MET INVESTORS SERIES TRUST

SUPPLEMENT DATED JUNE 20, 2012

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2012, AS AMENDED JUNE 6, 2012

BLACKROCK LARGE CAP CORE PORTFOLIO

In the section entitled “Appendix D – Portfolio Managers,” the information pertaining to BlackRock Large Cap Core Portfolio (the “Portfolio”) is amended to delete all references to Robert C. Doll, Jr. and Daniel Hanson. Moreover, the following information is added for Chris Leavy, one of the portfolio managers of the Portfolio:

BlackRock Large Cap Core Portfolio

Other Accounts Managed as of June 11, 2012:

Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Chris Leavy	Registered investment companies	28	$12,580,000,000	0	N/A
	Other pooled investment vehicles	11	$2,810,000,000	1	$116,100,000
	Other accounts	10	$1,540,000,000	0	N/A

Ownership of Securities as of June 11, 2012

Portfolio Manager	Dollar Range of Equity Securities of the Portfolio Owned
	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Chris Leavy	X